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                                                                  EXHIBIT 10(qq)

                               FIRST AMENDMENT TO
                               SUPPLEMENTAL SHERT

     I, Scott M. Brown, the Secretary of National Medical Enterprises, Inc. ("NME"), hereby certify that on December 1, 1993, the Compensation and Stock Option Committee of the Board of Directors of NME approved the following amendment to the Supplemental Specialty Hospital Employee Retirement Trust (the "Supplemental SHERT"):

     The unvested balances in the Supplemental SHERT as of December 31, 1992 shall be vested effective as of December 31, 1992.

     IN WITNESS WHEREOF, I have caused this certificate to be executed as of August 15, 1994.


                                    National Medical Enterprises, Inc.


                                    By: /s/ SCOTT M. BROWN
                                       -------------------------------
                                    Name: Scott M. Brown
                                    Title: Secretary